Exhibit 99.1 Encore Capital Group, Inc. Q1 2019 EARNINGS CALL May 8, 2019

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not achievements of the Company and its subsidiaries historical facts, including, most importantly, those to be materially different from any future results, statements preceded by, or that include, the words performance or achievements expressed or implied “will,” “may,” “believe,” “projects,” “expects,” by such forward-looking statements. These risks, “anticipates” or the negation thereof, or similar uncertainties and other factors are discussed in the expressions, constitute “forward-looking reports filed by the Company with the Securities statements” within the meaning of the Private and Exchange Commission, including its most Securities Litigation Reform Act of 1995 (the recent reports on Form 10-K and Form 10-Q, as “Reform Act”). These statements may include, but they may be amended from time to time. The are not limited to, statements regarding our future Company disclaims any intent or obligation to operating results, earnings per share, and update these forward-looking statements. growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or 2

FIRST QUARTER 2019 HIGHLIGHTS Estimated Remaining Global Collections Global Revenue1 Collections $514M $347M $7.3B up 5% up 6% up 3% Record Record GAAP EPS2 GAAP Net Income2 Economic EPS3 Adjusted Income3 $1.57 $49.3M $1.46 $45.9M up 89% up 126% up 49% up 78% Record Record Record Record 1) Total Revenue, adjusted by net allowances and allowance reversals 2) From continuing operations attributable to Encore 3) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 3

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION Adjusted EBITDA + Collections applied to principal balance Encore Adjusted EBITDA(Trailing 12-Months) - Trailing 12-Months $1,250 $1,000 $750 $M $500 $250 $0 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q182Q183Q184Q181Q19 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 4

U.S. MARKET CONTINUES TO PROVIDE OPPORTUNITIES TO PURCHASE PORTFOLIOS WITH ATTRACTIVE RETURNS  According to the most recent data from the Federal Reserve, U.S. Revolving Consumer Debt reached another all-time high level in February 2019  According to data compiled by Bloomberg Intelligence, the U.S. credit card charge-off rate in Q1 rose to the highest level since Q2 of 2012  Pricing is stable and remains favorable  When the U.S. unemployment rate begins to rise, we expect to see a further rise in charge-offs U.S. Revolving Consumer Credit Outstanding1 1000 800 $B 600 Initial 400 Projections 200 0 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1) U.S. Federal Reserve revolving consumer credit, seasonally adjusted 5

MCM (U.S.) COLLECTIONS FROM OUR DEBT PURCHASING BUSINESS GREW 10% IN Q1 2019 TO A RECORD $330 MILLION Encore’s U.S. Business  Solid start to 2019 with Q1 U.S. MCM (U.S.) Collections by Channel deployments of $174M, consisting primarily of fresh paper Call Center & Digital Legal Collections Collection Agencies  U.S. call center & digital $M 1% collections grew by 15% in Q1 300 2% 2019 compared to Q1 2018 43% 44%  Consumer-centric approach and 200 increased productivity continue to drive a higher proportion of call $M center & digital collections 100 56% compared to legal collections 54%  Operational innovation, including 0 digital collections and speech 2017 2018 2017 2018 2017 2018 2018 2019 analytics, contributing to strong collections Q2 Q3 Q4 Q1 6

CONTINUED INNOVATION AND OUR CONSUMER-CENTRIC APPROACH ARE DRIVING STRONG PERFORMANCE GAINS MCM (U.S.) Collections Performance Payer Rate Cumulative Cash Liquidation Rate by Purchase Vintage by Purchase Vintage (first 12 months, indexed to 100) (first 12 months, indexed to 100) 144 Avg. of 2016-2018 vintages Avg. of 2016-2018 vintages 137 Avg. of 2013-2015 vintages Avg. of 2013-2015 vintages 100 100 (Payer Rate) (Payer Percentage of Accounts PayingAccounts of Percentage (Cumulative Cash Liquidation Rate) Liquidation Cash (Cumulative Percentage of Face Value Collected Collected Value Face of Percentage 0123456789101112 0123456789101112 Months of Ownership Months of Ownership Note: Both graphs exclude accounts acquired through Encore’s acquisition of Asset Acceptance in 2013 and an immaterial portion of legacy accounts at Atlantic Credit & Finance. 7

LIKE IN THE U.S., NEAR-RECORD UNSECURED CONSUMER INDEBTEDNESS IN THE U.K. EXPECTED TO DRIVE MEANINGFUL MARKET OPPORTUNITY UK Unsecured Consumer Lending and Total Charge-Off Rate Total Unsecured Lending (excluding Student Loans) (£M) Derived Total Unsecured Quarterly Charge-OffCharge-Offs Rate Lending £M Lending Charge-Off Rate Charge-Off Source: Bank of England – April 2019 – excludes student loans 8

SUPPLY IN THE EUROPEAN MARKET IS ATTRACTIVE AND GROWING European Market  In the U.K., we expect record consumer indebtedness will drive meaningful supply growth  In the medium term, we are seeing early signs of increasing default rates  We are also seeing evidence of banks selling their charged-off receivables earlier than they have in the past  In the U.K. and in continental Europe, we expect regulatory guidelines will increasingly drive issuers toward greater focus on credit management services  The pipeline of servicing opportunities continues to grow, particularly as banks seek BPO (Business Process Outsourcing) partnerships 9

CABOT PROVIDES LEADERSHIP ACROSS THE CREDIT MANAGEMENT PRODUCT RANGE Debt Debt Collection Business Process Purchasing Agency Outsourcing Largest debt purchaser Top ranked DCA for Largest U.K. based in terms of U.K. financial 73% (by volume) of collections BPO services ERC portfolio we service for provider to financial U.K. financial services institutions(2) institutions(1) Foundation of Cabot’s Leadership  Depth and strength of relationships with key financial services institutions  Leveraging scale to maintain leadership in technology and data  Setting the standard for the industry through regulatory compliance (1) Based on most recent competitive panel performance reports received from issuers. (2) By headcount. Based on management estimates. 10

CABOT DELIVERED STRONG FINANCIAL AND OPERATIONAL PERFORMANCE IN THE FIRST QUARTER OF 2019 Encore’s European Business  European deployments totaled $84M in the first quarter and were concentrated primarily in the U.K.  Collections from debt purchasing in Europe grew 6% in constant currency compared to Q1 2018  European revenues, adjusted by net allowances, increased 11% in constant currency compared to Q1 2018  European ERC of $3.7B also grew 11% in constant currency compared to Q1 2018  Cabot Credit Management’s (CCM) operating income grew 15% in Q1 2019 compared to a year ago  Exploring additional synergies, including potential debt financing options 11

YESTERDAY THE CFPB ISSUED A NOTICE OF PROPOSED RULEMAKING (NPRM) ON DEBT COLLECTION  The CFPB intends to make rules on industry practices for debt collection  Gives the public and our industry a chance to provide feedback before the rules are final (effective 1 year after final rules are issued)  Having a consistent set of rules should: • Ensure that everyone in the industry is held to the same standard • Remove confusion and uncertainty around existing regulations • Allow new technologies like texting and emailing to reach our consumers  This effort should enable us to better help consumers move toward financial recovery 12

Detailed Financial Discussion 13

PORTFOLIO PURCHASES IN Q1 REFLECT OUR CURRENT EMPHASIS ON DEPLOYING MORE CAPITAL IN THE U.S. MARKET Q1 2019 Deployments Europe $84M United States $174M Other $4M Total $262M 14

U.S. COLLECTIONS GREW 10% IN THE FIRST QUARTER Collections by Geography Collections by Channel Call Center & Digital Legal Collections Collection Agencies $M United States Europe Other $M 514 496 499 514 496 499 500 484 489 500 484 489 446 443 438 446 443 438 400 400 300 300 200 200 100 100 0 0 2017 2018 2017 2018 2017 2018 2018 2019 2017 2018 2017 2018 2017 2018 2018 2019 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 15

U.S. REVENUE GREW 10% IN THE FIRST QUARTER Revenue1 by Geography $M 350 349 347 350 337 327 307 317 300 291 250 200 150 100 50 0 2017 2018 2017 2018 2017 2018 2018 2019 Q2 Q3 Q4 Q1 United States Europe Other 1) Net of allowances and allowance reversals 16

ESTIMATED REMAINING COLLECTIONS GREW $199 MILLION IN THE LAST 12 MONTHS, TO $7.3 BILLION Total Estimated Remaining Collections 7,276 7,500 7,077 5,849 6,000 5,665 5,080 4,500 $M 3,000 1,500 0 March 2015 March 2016 March 2017 March 2018 March 2019 United States Europe Other 17

ENCORE REPORTED GAAP EPS OF $1.57 AND ECONOMIC EPS OF $1.46 IN THE FIRST QUARTER OF 2019 Three Months Ended March 31, 2019 $2.00 $0.06 $0.04 ($0.05) ($0.29) $1.75 $0.13 $1.57 $1.46 $1.46 $1.50 $1.25 $1.00 No shares $0.75 deducted in $0.50 Q1 2019 $0.25 $0.00 GAAP net income per Convertible and Amortization of certain Acquisition, Income tax effect of Change in tax Adjusted income per Adjusted income per diluted share exchangeable notes acquired intangible integration and the adjustments and accounting method diluted share from diluted share from attributable to Encore non-cash interest and assets restructuring related certain discrete tax continuing operations continuing operations issuance cost expenses items attributable to Encore attributable to Encore amortization - (Accounting)* - (Economic)* • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 18

Q1 2019 SUMMARY AND OUTLOOK 1. Record performance  Record Encore earnings, global collections and ERC  Record MCM (U.S.) collections with call center & digital collections up 15% 2. Strong leading indicators of future growth in charge-offs and supply  Reflected in record levels of consumer indebtedness in both the U.S. and the U.K. 3. Leading platforms in the U.S. and the U.K.  Continued improving collections effectiveness at MCM (U.S.)  Cabot well-positioned to benefit from European issuers’ growing need for their products and services 4. Solid progress in strengthening competitive position and streamlining business portfolio 19

Q&A 20

Appendix 21

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended March 31, 2019 2018 Per Diluted Share Per Diluted Share $ – Accounting and $ – Accounting and Economic Economic GAAP net income attributable to Encore, as reported $ 49,254 $ 1.57 $ 21,827 $ 0.83 Adjustments: Convertible and exchangeable notes non-cash interest and issuance cost amortization 4,002 0.13 3,035 0.12 Amortization of certain acquired intangible assets1 1,877 0.06 2,068 0.08 Acquisition, integration and restructuring related expenses2 1,208 0.04 572 0.02 Net gain on fair value adjustments to contingent consideration3 --- --- (2,274) (0.09) Expenses related to withdrawn Cabot IPO4 --- --- 2,984 0.11 Adjustments attributable to noncontrolling interest5 --- --- (1,558) (0.06) Income tax effect of above non-GAAP adjustments and certain discrete tax items6 (1,383) (0.05) (810) (0.03) Change in tax accounting method7 (9,070) (0.29) --- --- Adjusted income attributable to Encore $ 45,888 $ 1.46 $ 25,844 $ 0.98 1) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company’s trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share. 2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to the Contingent Consideration section of Note 3 “Fair Value Measurements” in the notes to our consolidated financial statements for further details. 4) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 5) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest. 6) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations. 7) Amount represents the benefit from the tax accounting method change related to revenue reporting. We adjust for certain discrete tax items that are not indicative of our ongoing operations. Refer to Note 10: Income Taxes in the notes to our consolidated financial statements for further details. 22

RECONCILIATION OF ADJUSTED EBITDA Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 09/30/13 12/31/13 03/31/14 06/30/14 09/30/14 12/31/14 03/31/15 06/30/15 GAAP net income (loss), as reported $ 21,064 $ 22,216 $ 18,830 $ 21,353 $ 30,138 $ 27,957 $ 29,967 $ 25,185 (Income) loss from discontinued operations, net of tax (836) 463 (967) (1,212) (2,068) (958) (1,880) (1,661) Interest expense 29,186 29,747 37,962 43,218 43,498 42,264 42,303 46,250 Interest income1 - - (168) (238) (258) (298) (414) (370) Provision (Benefit) for income taxes 9,707 14,805 11,275 13,100 8,636 15,558 14,614 14,921 Depreciation and amortization 4,395 4,873 5,897 6,619 6,725 7,860 8,137 7,878 Stock-based compensation expense 3,983 3,486 4,836 4,715 4,009 3,621 5,905 6,198 Acquisition, integration and restructuring related expenses2 7,703 4,003 10,943 4,616 1,000 2,212 2,766 7,892 Settlement fees and related administrative expenses3 ----- --- Gain on fair value adjustments to contingent consideration4 ----- --- Expenses related to withdrawn Cabot IPO5 ----- --- Loss on derivatives in connection with Cabot Transaction6 ----- --- Adjusted EBITDA $ 75,202 $ 79,593 $ 88,608 $ 92,171 $ 91,680 $ 98,216 $ 101,398 $ 106,293 Collections applied to principal balance7 157,262 116,861 159,106 161,048 155,435 139,076 160,961 167,024 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 “Fair Value Measurement - Contingent Consideration” in the notes to our consolidated financial statements for further details. 5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. 23

RECONCILIATION OF ADJUSTED EBITDA (continued) Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 09/30/15 12/31/15 03/31/16 06/30/16 09/30/16 12/31/16 03/31/17 06/30/17 GAAP net income (loss), as reported $ (9,364) $ 1,596 $ 26,607 $ 30,833 $ (51,946) $ 11,323 $ 14,979 $ 19,076 (Income) loss from discontinued operations, net of tax (2,286) 29,214 3,182 - - (829) 199 - Interest expense 47,816 50,187 50,691 50,597 48,632 48,447 49,198 50,516 Interest income1 (407) (473) (499) (620) (694) (725) (779) (919) Provision (Benefit) for income taxes (6,361) 3,988 10,148 13,451 (13,768) 28,374 12,067 13,531 Depreciation and amortization 8,043 9,102 9,861 8,235 8,032 8,740 8,625 8,672 Stock-based compensation expense 5,156 4,749 3,718 5,151 633 3,125 750 2,760 Acquisition, integration and restructuring related expenses2 2,235 2,635 2,141 3,271 3,843 7,457 855 3,520 Settlement fees and related administrative expenses3 63,019 - 2,988 698 2,613 - - - Gain on fair value adjustments to contingent consideration4 - - - - - (8,111) - (2,773) Expenses related to withdrawn Cabot IPO5 -------- Loss on derivatives in connection with Cabot Transaction6 -------- Adjusted EBITDA $ 107,851 $ 100,998 $ 108,837 $ 111,616 $ (2,655) $ 97,801 $ 85,894 $ 94,383 Collections applied to principal balance7 156,229 144,075 177,711 166,648 247,427 147,203 188,893 173,946 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 “Fair Value Measurement - Contingent Consideration” in the notes to our consolidated financial statements for further details. 5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. 24

RECONCILIATION OF ADJUSTED EBITDA (continued) Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 09/30/17 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 GAAP net income (loss), as reported $ 42,144 $ 2,779 $ 23,713 $ 26,974 $ 13,016 $ 46,033 $ 49,442 (Income) loss from discontinued operations, net of tax ------- Interest expense 52,755 51,692 57,462 60,536 65,094 56,956 54,967 Interest income1 (943) (994) (1,017) (1,082) (747) (499) (1,022) Provision (Benefit) for income taxes 17,844 8,607 9,470 11,308 16,879 9,095 3,673 Depreciation and amortization 8,522 14,158 10,436 10,923 9,873 9,996 9,995 Stock-based compensation expense 3,531 3,358 2,276 3,169 5,007 2,528 1,826 Acquisition, integration and restructuring related expenses2 342 7,245 572 3,655 8,475 (5,179) 1,208 Settlement fees and related administrative expenses3 ------- Gain on fair value adjustments to contingent consideration4 - (49) (2,274) (2,378) - (1,012) - Expenses related to withdrawn Cabot IPO5 - 15,339 2,984 ---- Loss on derivatives in connection with Cabot Transaction6 - - - 6,578 2,737 - - Adjusted EBITDA $ 124,195 $ 102,135 $ 103,622 $ 119,683 $ 120,334 $ 117,918 $ 120,089 Collections applied to principal balance7 159,408 150,788 198,282 185,799 199,457 175,476 201,328 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 “Fair Value Measurement - Contingent Consideration” in the notes to our consolidated financial statements for further details. 5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. 25

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended 6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 03/31/19 GAAP total operating expenses, as reported $ 210,323 $ 202,829 $ 253,246 $ 238,336 $ 246,314 $ 239,246 $ 232,834 $ 236,019 Adjustments: Operating expenses related to non-portfolio (26,984) (28,934) (41,164) (46,614) (56,052) (45,980) (45,069) (46,082) purchasing and recovery business1 Acquisition, integration and restructuring related (3,520) (342) (11,911) (572) (3,655) (8,475) 5,179 (1,208) expenses2 Stock-based compensation expense (2,760) (3,531) (3,358) (2,276) (3,169) (5,007) (2,528) (1,826) Net gain on fair value adjustments to contingent 2,773 --- 49 2,274 2,378 --- 1,012 --- consideration3 Expenses related to withdrawn Cabot IPO4 --- --- (15,339) (2,984) --- --- --- --- Adjusted operating expenses related to portfolio $ 179,832 $ 170,022 $ 181,523 $ 188,164 $ 185,816 $ 179,784 $ 191,428 $ 186,903 purchasing and recovery business 1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business. 2) Amount represents acquisition, integration and restructuring related operating expenses (excluding amounts already included in stock-based compensation expense). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 “Fair Value Measurement - Contingent Consideration” in the notes to our consolidated financial statements for further details. 4) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 26

IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, in millions, except per share amounts) Encore Consolidated Cabot (Europe) Three Months Ended Constant Three Months Ended Constant As Reported As Reported 3/31/19 Currency 3/31/19 Currency Revenue $347 $358 Revenue $135 $145 Operating expenses $236 $243 Collections $161 $172 Net income* $49 $51 ERC $3,700 $3,991 Adjusted income* $46 $48 GAAP EPS* $1.57 $1.63 Economic EPS* $1.46 $1.52 Collections $514 $527 ERC $7,276 $7,601 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q1 2018 foreign currency exchange rates to recalculate Q1 2019 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 27

Q1 2019 IMPROVEMENT IN COST-TO-COLLECT PRIMARILY REFLECTS A HIGHER PROPORTION OF CALL CENTER & DIGITAL COLLECTIONS Overall Cost-to-Collect1 45% 41.5% 40.3% 39.6% 40% 37.5% 38.4% 38.5% 36.0% 36.4% Q1 2019 Q1 2018 35% Location CTC CTC 30% 25% United States 39.6% 43.6% 20% Europe 27.6% 27.4% 15% Other 51.2% 47.8% 10% Encore total 36.4% 38.5% 5% 0% 2017 2018 2017 2018 2017 2018 2018 2019 Q2 Q3 Q4 Q1 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 28